EXHIBIT 23.1

           CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM


         We consent to the incorporation by reference in Registration Statement No. 333-49196 on Form S-8 of American River Bankshares of our report, dated March 5, 2009, relating to our audits of the consolidated financial statements, which appear in this Annual Report on Form 10-K of American River Bankshares for the year ended December 31, 2008.


                                       /s/ Perry-Smith LLP

Sacramento, California
March 5, 2009

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